PHOENIX STRATEGIC EQUITY SERIES FUND
                         PHOENIX-ENGEMANN SMALL CAP FUND

     Supplement dated December 8, 2000 to Prospectus dated August 28, 2000, as supplemented on December 1, 2000

          The Board of Trustees of Phoenix Strategic Equity Series Fund (the "Trust") has unanimously approved a merger of the Phoenix-Engemann Small Cap Fund of the Trust into the Phoenix-Engemann Small & Mid-Cap Growth Fund of The Phoenix-Engemann Funds.

          Pursuant to an Agreement and Plan of Reorganization (the "Agreement"), the Small Cap Fund will transfer all or substantially all of its assets to the Small & Mid-Cap Growth Fund in exchange for shares of the Small & Mid-Cap Growth Fund and the assumption by the Small & Mid-Cap Growth Fund of all liabilities of the Small Cap Fund. Following the exchange, the Small Cap Fund will distribute the shares of the Small & Mid-Cap Growth Fund to its shareholders pro rata, in liquidation of the Small Cap Fund. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Small Cap Fund. It is currently anticipated that these matters will be submitted for a vote at a meeting of shareholders to be held in May 2001.

          This supplement supercedes the supplement filed on December 1, 2000.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.

PXP 690/SC2 (12/00)